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                                                                   EXHIBIT 10.30

                         REGISTRATION RIGHTS AGREEMENT

     This REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made as of June 22, 1999, by and between E-Tek Dynamics, Inc., a Delaware corporation (the "Company"), and the shareholders (the "Shareholders") of E-Tek Electrophotonics Solutions Corporation, a Nova Scotia company ("EP") listed on Schedule A hereto.

                                    RECITALS

     WHEREAS, pursuant to the Share Purchase Agreement, dated May 26, 1999, by and among the Company, Lundy Nova Scotia Company ("Company Sub"), EP and certain other parties (the "Share Purchase Agreement"), Company Sub has agreed to issue shares of its common stock to the Shareholders in exchange for their shares of EP capital stock;

     WHEREAS, pursuant to the Share Purchase Agreement, the Shareholders may exchange the shares of Company Sub common stock for shares of Company Common Stock (the "Common Stock");

     WHEREAS, as an inducement to the Shareholders to enter into the Share Purchase Agreement, as of the Closing Date, the Shareholders shall be granted certain registration rights with respect to the Common Stock as set forth herein; and

     WHEREAS, the registration rights granted to the Shareholders will be subordinate to the registration rights previously granted by the Company to its founders and certain other investors (as more fully described in Section 2.4 hereof).

     NOW, THEREFORE, in consideration of the promises, mutual covenants and conditions herein contained, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

     1.  Definitions.  For purposes of this Agreement, the following terms shall
         -----------
have the following respective meanings:

     "1933 Act" means the Securities Act of 1933, as amended.

     "1934 Act" means the Securities Exchange Act of 1934, as amended.

     "Register," "registered," and "registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the 1933 Act, and the declaration or ordering of effectiveness of such registration statement or document.

     "Registration Statement" means any registration statement described in
Section 2.1 or Section 2.2 of this Agreement.

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     "Registrable Securities" means the Common Stock of the Company issued to the Shareholders upon the exchange of the Company Sub common stock in accordance with the terms and conditions of the Share Purchase Agreement, and any securities of the Company issued as a dividend on or other distribution with respect to, or in exchange for or replacement of, such Common Stock.

     "SEC" means the Securities and Exchange Commission.

     2.  Registration Rights.
         -------------------

         2.1  Shelf Registration.  Subject to Section 4.1 hereof, the Company
              ------------------
shall file a Registration Statement on Form S-3 with the SEC within sixty (60) days of the date it first becomes eligible to file a Form S-3 Registration Statement (which 60-day period is expected to end on January 31, 2000) to register under the 1933 Act the resale or other disposition of the Registrable Securities by the Shareholders, and as promptly as practicable after filing the Registration Statement the Company shall use its best efforts to cause the Registration Statement to be declared effective by the SEC. The Company shall notify Drs. A. Tino Alavie and Robert Maaskant (the "Shareholders' Agent") when the Registration Statement has been declared effective by the SEC. Except as provided in Section 4 hereof, the Company shall maintain the effectiveness of the Registration Statement until at least one month after the period in which Shareholders may exchange the shares of Company Sub common stock for shares of Company Common Stock (which is equivalent to a period of 37 months after the closing of the transactions contemplated by the Share Purchase Agreement) and, from time to time, will amend or supplement the Registration Statement and the prospectus contained therein to the extent necessary to comply with the 1933 Act and any applicable state securities statute or regulation.

         2.2  Piggyback Registration.  If, but without any obligation to do so,
              ----------------------
the Company proposes to register its sale of common stock under the Act in connection with an underwritten public offering of such common stock solely for cash (other than a registration relating solely to the sale of securities to participants in a Company stock plan or a transaction covered by Rule 145 under the 1933 Act (or the resale of securities issued pursuant to such a transaction), a registration in which the only stock being registered is Common Stock issuable upon conversion of debt securities which are also being registered, or any registration on any form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities), the Company shall, at such time, give each Shareholder written notice of such registration. Upon the written request of each Shareholder given within ten (10) days after mailing of such notice by the Company in accordance with Section 10.1, the Company shall, subject to the provisions of Section 2.3, cause to be registered under the 1933 Act all of the Registrable Securities that each such Shareholder has requested to be registered. The Company's obligations under this Section 2.2 shall terminate upon the effectiveness of the Form S-3 Registration Statement described in Section 2.1.

         2.3  Underwriting Requirements.  In connection with any underwritten
              -------------------------
public offering described in Section 2.2, the Company shall not be required to include any of the

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Shareholders' Registrable Securities in such underwriting unless the Shareholder accepts the terms of the underwriting as agreed upon between the Company and the underwriters, and then only in such quantity as the underwriters determine in their sole discretion will not jeopardize the success of the offering by the Company. If the total amount of securities, including Registrable Securities, requested to be included in such offering exceeds the amount of securities that the underwriters determine in their sole discretion is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, which the underwriters determine in their sole discretion will not jeopardize the success of the offering. In such event, the Company may reduce the number of Registrable Securities to be included in the offering, or exclude the Registrable Securities altogether, prior to reducing or excluding the shares proposed to be offered by the Company or any other selling stockholders (in the event that the number of Registrable Securities is reduced, the Registrable Securities included shall be apportioned pro rata among the Shareholders according to the total amount of Registrable Securities entitled to be included therein owned by each Shareholder). For purposes of the preceding parenthetical clause concerning apportionment, for any Shareholder which is a holder of Registrable Securities and which is a partnership or corporation, the partners, retired partners and shareholders of such holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single "Shareholder," and any pro-rata reduction with respect to such "Shareholder" shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such "Shareholder," as defined in this sentence.

         2.4  Limitations on Registration Rights.  The Shareholders acknowledge
              ----------------------------------
that the registration rights granted to them hereunder are subordinate to the registration rights previously granted by the Company to its founders and certain investors who invested in the Company prior to its initial public offering. In other words, those founders' and investors' piggyback registration rights have priority over the Shareholders' piggyback registration rights. Due to the large number of shares of common stock held by these founders and investors, it is likely that even if the Shareholders attempt to piggyback on an underwritten public offering, the Shareholders will be precluded from doing so. As a result, the Shareholders may not be able to sell any Registrable Securities until the Registration Statement described in Section 2.1 is available.

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     3.  Further Obligations of the Company after Registration.
         -----------------------------------------------------

         3.1 The Company shall, as soon as reasonably possible after the effectiveness of a Registration Statement, use its best efforts to register and qualify the Registrable Securities covered by the Registration Statement under such other securities or "blue sky" laws of such jurisdictions as shall be reasonably requested by the Shareholders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions unless the Company is already subject to service in such jurisdiction and except as may be required by the 1933 Act.

         3.2 With respect to a Registration Statement filed pursuant to Section 2.1, the Company shall, as soon as reasonably possible after the effectiveness of the Registration Statement, furnish to the Shareholders' Agent such numbers of copies of a prospectus in conformity with the requirements of the 1933 Act, and such other documents as the Shareholders may reasonably request in order to facilitate the resale or other disposition of Registrable Securities owned by them.

         3.3 With respect to a Registration Statement filed pursuant to Section 2.1, the Company shall promptly notify each selling Shareholder of such Registrable Securities of the happening of any event as a result of which the prospectus included in the Registration Statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading and, at the request of any such Shareholder, the Company will prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading.

     4.  Conditions and Limitations on Registration Rights.  The registration
         -------------------------------------------------
rights granted by this Agreement are subject to the following additional conditions and limitations:

         4.1 The Company may suspend or delay the effectiveness of a Registration Statement, or delay the filing of a Registration Statement if the Company is in possession of material nonpublic information that the Company does not deem advisable to disclose in the Registration Statement or otherwise to the public at such time, whether such information relates to a financing project, pending acquisition, merger, or other material corporate transaction to which the Company is or expects to be a party, or any other matter or matters. If the Company suspends the effectiveness of a Registration Statement, the Company will promptly notice the Shareholders of such suspension and will again notice the Shareholders when such suspension is no longer necessary.

         4.2 Each Shareholder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3.3 or
4.1 hereof, such Shareholder shall forthwith discontinue disposition of Registrable Securities until such Shareholder's receipt of copies of the supplemented or amended prospectus contemplated by Section 3.3 or 4.1 hereof, or until it is advised in writing (the "Advice") by the Company that the use of the prospectus may be resumed, and has received copies of any additional or supplemental filings which are incorporated by reference in the prospectus, and, if so directed by the Company, such Shareholder will deliver to the

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Company all copies of the prospectus covering such Registrable Securities current at the time of receipt of such notice.

         4.3 The registration rights granted by this Agreement shall not be transferable or assignable without the Company's prior written consent; provided, however, that notwithstanding the foregoing, the registration rights
--------  -------
granted under this Agreement may be transferred or assigned together with any Registrable Securities transferred or assigned to any constituent partner or affiliate of a Shareholder, or the estate or personal representative of a Shareholder, provided that such transfer or assignment may otherwise be effected in accordance with applicable provincial, state and federal securities laws, written notice of such transfer is delivered to the Company at least ten (10) days in advance thereof, and the transferee or assignee thereof executes and delivers a copy of this Agreement thereby agreeing to be bound by the terms and provisions set forth herein. Any purported transfer or assignment in violation of this provision shall be void and of no force and effect whatsoever.

         4.4 No Shareholder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 4.

     5.  Information from Shareholders.  It shall be a condition precedent to
         -----------------------------
the obligations of the Company to take any action pursuant to this Agreement with respect to the Registrable Securities of the Shareholders that the Shareholders shall furnish to the Company such information regarding themselves, the Registrable Securities held by them, and the intended method of disposition of such securities, as shall be required to effect the registration of the Registrable Securities.

     6.  Expenses of Registration.  The Company shall pay all registration,
         ------------------------
filing and qualification fees (including SEC filing fees and the listing fees of the Nasdaq National Market or any stock exchange on which the Company securities are traded) attributable to the Registrable Securities registered on behalf of the Shareholders under this Agreement. The Shareholders shall pay all underwriting discount or commissions attributable to the sale of their securities and any legal, accounting or other professional fees or expenses incurred by them.

     7.  Indemnification.
         ---------------

         7.1 The Company will indemnify and hold harmless the Shareholders, each of their directors, officers, trustees or beneficiaries, if applicable, and each person, if any, who controls a non-individual shareholder within the meaning of the 1933 Act against any losses, claims, damages, or liabilities (joint or several) to which the Shareholders may become subject under the 1933 Act, or the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, including any final prospectus contained therein or any amendments or supplements thereto, or (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make

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the statements' therein not misleading, provided, however, that the indemnity
                                        --------  -------
agreement contained in this Section 7.1 shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld, nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing expressly for use in connection with such registration by the Shareholders seeking indemnification hereunder. In addition, the Company shall not be liable for any untrue statement or omission in any prospectus if a supplement or amendment thereto correcting such untrue statement or omission was delivered to the Shareholders' Agent prior to the pertinent sale or sales by the Shareholders.

         7.2 Each Shareholder will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the Registration Statement, each person, if any, who controls the Company within the meaning of the 1933 Act, any other shareholder selling securities in the Registration Statement and any controlling person of any such shareholder, against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject under the 1933 Act or the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Shareholder solely for such Shareholder's behalf expressly for use in connection with such registration; provided, however, that the indemnity agreement
                        -------- -------
contained in this Section 7.2 shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of such Shareholder, which consent shall not be unreasonably withheld, provided that in no event shall any indemnity under this Section 7.2 by such Shareholder exceed the gross proceeds from the offering, before deducting discounts or commissions, containing the Violation at issue received by such Shareholder.

         7.3 Promptly after receipt by an indemnified party under this Section 7 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 7, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties. The failure to deliver written notice to the indemnifying party promptly upon the commencement of any such action, if materially prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 7, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 7.

         7.4 If the indemnification provided for in this Section 7 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability,

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claim, damage, or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

         7.5  The obligations of the Company, and the Shareholders under this
Section 7 shall survive the completion of any offering of Registrable Securities under a registration statement filed pursuant to this Agreement or otherwise.

     8.  Reports Under the Securities Exchange Act. The Company agrees to file
         -----------------------------------------
with the SEC in a timely manner all reports and other documents and information required of the Company under the 1934 Act, and take such other actions as may be necessary to assure the availability of Form S-3 for use in connection with the registration rights provided in this Agreement.

     9.  Rule 144.  If the Company is required to file the reports under the
         --------
1933 Act and the 1934 Act, the Company shall use its best efforts to file the reports in a timely manner to permit resales or other dispositions of Registrable Securities pursuant to Rule 144 promulgated under the 1933 Act ("Rule 144"). In the event that all of a Shareholder's Registrable Securities may be resold or otherwise disposed of in a ninety (90) day period under Rule 144 without registration under the 1933 Act, the registration rights granted under this Agreement to such Shareholder, and the obligations of the Company hereunder (other than its obligations under this Section 8) to such Shareholder, shall automatically terminate in their entirety and be of no further force and effect whatsoever without any further action on the part of the Company or any of the Shareholders.

     10.  Miscellaneous.
          -------------

          10.1  Notices.  Notice to the Shareholders' Agent shall constitute
                -------
notice to all the shareholders party hereto. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally or by commercial delivery service, or mailed by registered or certified mail (return receipt requested) or sent via facsimile (with acknowledgment of complete transmission) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

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                    (1)  if to the Company:

                         E-Tek Dynamics, Inc.
                         1865 Lundy Avenue
                         San Jose, California 95131
                         Attention:  General Counsel
                         Telephone No.:  (408) 546-5000
                         Facsimile No.:  (408) 273-6342

                         with copies to (which shall not constitute notice hereunder):

                         Wilson Sonsini Goodrich & Rosati, P.C.
                         650 Page Mill Road
                         Palo Alto, California 94304-1050
                         Attention:  Aaron J. Alter, Esq.
                         Telephone No.:  (650) 493-9300
                         Facsimile No.:  (650) 493-6811

                         Fraser Milner
                         180 Elgin Street
                         Suite 1200
                         Ottawa, Ontario  K2P 2K7
                         Attention:  T.A. Houston
                         Telephone No.:  (613) 783-9611
                         Facsimile No.:  (613) 783-9690

                    (2)  if to the Shareholders' Agent, to

                         Dr. A. Tino Alavie and Robert Maaskant
                         [Address]


                         with a copy to:


                         Wright & Associates
                         195 The West Mall, Suite 314
                         Etobicoke, Ontario M9C 5k1
                         Attention: Patricia E. Wright
                         Telephone No.:  (416) 620-7905
                         Facsimile No.:  (416) 622-5690

         10.2  Interpretation.  The words "include," "includes" and "including"
               --------------
when used herein shall be deemed in each case to be followed by the words "without limitation." The table of

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contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         10.3  Counterparts.  This Agreement may be executed in one or more
               ------------
counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party, it being understood that all parties need not sign the same counterpart.

         10.4  Entire Agreement; Assignment.  This Agreement and the documents
               ----------------------------
and instruments and other agreements among the parties hereto referenced herein:
(a) constitute the entire agreement among the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof; (b) are not intended to confer upon any other person (including, without limitation, those persons listed on any exhibits hereto) any rights or remedies hereunder; and (c) shall not be assigned by operation of law or otherwise without the prior written consent of each party hereto, except that the Company may assign its rights and obligations hereunder to an affiliate of the Company provided that the Company shall remain liable for all its obligations hereunder notwithstanding such assignment. Any assignment of rights or delegation of duties under this Agreement by a party without the prior written consent of the other parties, if such consent is required hereby, shall be void.

         10.5  Severability.  In the event that any provision of this Agreement
               ------------
or the application thereof, becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this Agreement will continue in full force and effect and the application of such provision to other persons or circumstances will be interpreted so as reasonably to effect the intent of the parties hereto. The parties further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such void or unenforceable provision.

         10.6  Other Remedies.  Except as otherwise provided herein, any and all
               --------------
remedies herein expressly conferred upon a party will be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by law or equity upon such party, and the exercise by a party of any one remedy will not preclude the exercise of any other remedy.

         10.7  Governing Law.  This Agreement shall be governed by and construed
               -------------
in accordance with the laws of the State of California, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof.

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     IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

                                    E-TEK DYNAMICS, INC.

                                    By: ______________________________________
                                    Name:
                                    Title:

                                    SHAREHOLDER

                                    By: ______________________________________
                                    Name:
                                    Title:



               [SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]


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                                   SCHEDULE A

                              List of Shareholders

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